INDEX ADVANTAGE+ SELECT INCOMETM ANNUITY
Issued by
ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA AND ALLIANZ LIFE VARIABLE ACCOUNT B
Income Benefit Supplement dated September 1, 2026
to the
Prospectus and Initial Summary Prospectus dated May 1, 2026
This Income Benefit Supplement (this Supplement) should be read and retained with the prospectus for the Index Advantage+ Select IncomeTM Contract. If you would like another copy of the current prospectus or the current Income Benefit Supplement, please call us at (800) 624-0197 or visit our website at https://www.allianzlife.com/RILAselectincomerates.
Current Income Benefit and Income Multiplier Benefit terms effective for applications signed from September 1, 2026 to September 28, 2026.
Income Benefit terms (Income Payment waiting period, Income Percentages, and Income Percentage Increases) and Income Multiplier Benefit terms (income multiplier factor and income multiplier benefit wait period) may be different from those listed below for applications signed on or after September 29, 2026. Income Benefit terms and Income Multiplier Benefit terms reflected in this Supplement shall remain in effect and will not be superseded until after September 28, 2026. Any revised terms on or after September 29, 2026 will be reflected in an updated Income Benefit Supplement. We will publish any changes to these Income Benefit terms and Income Multiplier terms for subsequent periods at least seven calendar days before they take effect on our website and on EDGAR at www.sec.gov under File Number 333-288841. Please work with your Financial Professional or visit https://www.allianzlife.com/RILAselectincomerates to confirm the most current terms.
Income Payment waiting period	1 Index Year
Income multiplier factor	2
Income multiplier benefit wait period	5 Contract Years

Eligible Person’s Age (or younger Eligible Person’s age for joint Income Payments)	Income Percentages				Income Percentage Increases
	Level Income		Dynamic Income
	Single Income Payments	Joint Income Payments	Single Income Payments	Joint Income Payments
0-50	5.60%	5.10%	4.10%	3.60%	0.25%
51	5.70%	5.20%	4.20%	3.70%	0.25%
52	5.80%	5.30%	4.30%	3.80%	0.25%
53	5.90%	5.40%	4.40%	3.90%	0.25%
54	6.00%	5.50%	4.50%	4.00%	0.25%
55	6.10%	5.60%	4.60%	4.10%	0.30%
56	6.20%	5.70%	4.70%	4.20%	0.30%
57	6.30%	5.80%	4.80%	4.30%	0.30%
58	6.40%	5.90%	4.90%	4.40%	0.30%
59	6.50%	6.00%	5.00%	4.50%	0.30%
60	6.60%	6.10%	5.10%	4.60%	0.35%
61	6.70%	6.20%	5.20%	4.70%	0.35%
62	6.80%	6.30%	5.30%	4.80%	0.35%
63	6.90%	6.40%	5.40%	4.90%	0.35%
64	7.00%	6.50%	5.50%	5.00%	0.35%
65	7.10%	6.60%	5.60%	5.10%	0.40%
66	7.20%	6.70%	5.70%	5.20%	0.40%
67	7.30%	6.80%	5.80%	5.30%	0.40%
68	7.40%	6.90%	5.90%	5.40%	0.40%
69	7.50%	7.00%	6.00%	5.50%	0.40%
70	7.60%	7.10%	6.10%	5.60%	0.45%

IASI0926 (IASI-003, IASI-003-ISP)

Eligible Person’s Age (or younger Eligible Person’s age for joint Income Payments)	Income Percentages				Income Percentage Increases
	Level Income		Dynamic Income
	Single Income Payments	Joint Income Payments	Single Income Payments	Joint Income Payments
71	7.70%	7.20%	6.20%	5.70%	0.45%
72	7.80%	7.30%	6.30%	5.80%	0.45%
73	7.90%	7.40%	6.40%	5.90%	0.45%
74	8.00%	7.50%	6.50%	6.00%	0.45%
75	8.10%	7.60%	6.60%	6.10%	0.50%
76	8.20%	7.70%	6.70%	6.20%	0.50%
77	8.30%	7.80%	6.80%	6.30%	0.50%
78	8.40%	7.90%	6.90%	6.40%	0.50%
79	8.50%	8.00%	7.00%	6.50%	0.50%
80+	8.60%	8.10%	7.10%	6.60%	0.55%
On the Index Effective Date, we establish an initial Income Percentage for each Eligible Person’s current age, or the younger Eligible Person’s current age for joint payments. If you make additional Purchase Payments after the Index Effective Date, we use the Eligible Person’s current age on the next Index Anniversary after we receive the additional Purchase Payments to determine the Income Percentages for those payments. We establish an Income Percentage Increase for each Eligible Person based on their current age on the Index Effective Date. For joint Income Payments, we use the age of the younger Eligible Person. There are restrictions on which Eligible Person can become a Covered Person if you select single Income Payments, and joint Income Payments may not be available if the age difference between spouses is too great, as stated in the prospectus (see Section 2, Eligible Person(s) and Covered Person(s)).
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To receive the Income Benefit terms and Income Multiplier Benefit terms reflected in this Supplement: Your application must be signed within the time period stated above and we must also receive the initial Purchase Payment within 60 calendar days after the end of this time period. However, if these criteria are not met, but the Income Benefit terms and Income Multiplier Benefit terms of the next-effective Supplement do not change, then you shall be subject to the terms of that next-effective Income Benefit Supplement, and we will extend the period for receiving the initial Purchase Payment to 60 days after the end of the time period of that Supplement. If these conditions are not met, you will receive the Income Benefit terms and Income Multiplier Benefit terms that are in effect on your Issue Date. Under certain circumstances we may extend these time periods in a nondiscriminatory manner.
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We cannot change the Income Benefit terms or Income Multiplier Benefit terms for your Contract once they are established. If the Income Benefit terms and Income Multiplier Benefit terms you receive are unacceptable, you can cancel your Contract during the right to examine period.
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The Income Benefit provides no payment before the first Index Anniversary and until the Index Anniversary that the younger Eligible Person reaches age 50.
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Income Percentage Increases are not available until the Eligible Person(s) reaches age 45.
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The Income Multiplier Benefit is not available before the fifth Contract Anniversary.
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If you begin Income Payments before age 59½, the payments will generally be subject to a 10% additional federal tax.

IASI0926 (IASI-003, IASI-003-ISP)